UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 29, 2004 (Date of earliest event reported)
Finisar Corporation (Exact name of registrant as specified in its charter)
DE (State or other jurisdiction of incorporation)	000-27999 (Commission File Number)	94-3038428 (IRS Employer Indentification Number)
	1308 Moffett Park Drive (Address of principal executive offices)	94089-1133 (Zip Code)
Registrant's telephone number, including area code: 408-548-1000

Item 2. Acquisition or Disposition of Assets

Finisar Press Release announcing Acquisition of Infineon Fiber Optics Business.

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Finisar Corporation dated April 29, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004	FINISAR CORPORATION By: /s/ Stephen K. Workman Stephen K. Workman Chief Financial Officer